UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): March 23, 2005

                                   IGIA, INC.
               (Exact name of registrant as specified in charter)

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         Delaware                   000-23506                 33-0601498
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      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
     Incorporation or
       Organization)
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                 521 5th Avenue, 20th Floor, New York, NY 10175
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 575-0500

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities

      IGIA, Inc. (the "Company") filed a Certificate of Designation, Powers, Preferences and Rights of Series G Preferred Stock on March 23, 2005, which was amended and restated on April 1, 2005, pursuant to which the Company authorized for issuance 50,000 shares of Series G Preferred Stock, par value $.001 per share, which shares are not convertible and have no liquidation preference, but have a stated value of $0.03 and the right to 10,000 votes for each share of Series G Preferred Stock.

      The Company issued 25,000 shares of Series G Preferred Stock to each of Avi Sivan, the Chief Executive Officer of the Company, and Prem Ramchandani, the President of the Company. The Series G Preferred Stock was issued to Mr. Sivan and Mr. Ramchandani in consideration of the fact that in connection with the recent financing obtained by the Company, from New Millennium Capital Partners II, LLC, AJW Qualified Partners, LLC, AJW Offshore, Ltd. and AJW Partners, LLC (collectively, the "Investors") in the form of a sale of (i) $3,000,000 in callable secured convertible notes and (ii) stock purchase warrants to buy 6,000,000 shares of our common stock, Mr. Sivan and Mr. Ramchandani agreed to pledge all of their equity ownership in the Company to the Investors to secure the obligations of the Company. Without such pledge of equity, including a pledge of the Series G Preferred Stock, by Mr. Sivan and Mr. Ramchandani the Investors would not have entered into the financing transaction.

      The Series G Preferred Stock was issued in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. Each of the Mr. Sivan and Mr. Ramchandani is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

Exhibit No.     Description

3.1 Amended and Restated Certificate of Designation, Powers, Preferences and Rights of Series G Preferred Stock




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    IGIA, INC.

Date: April 1, 2005                 By:/s/Avi Sivan
                                       -----------------------
                                    Name: Avi Sivan
                                    Title: Chief Executive Officer

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